1 REDACTED INFORMATION MARKED IN [BOLD] HAS BEEN DELETED FROM EXHIBIT 10.4 TO CURRENT REPORT ON FORM 8-K DATED DECEMBER 31, 2023 OF LIFECORE BIOMEDICAL, INC. AND IS REPRESENTED IN EXHIBIT 10.4 BY BRACKETS AND ASTERISKS AS FOLLOWS [* * *]. AMENDMENT NO. 1 TO AMENDED AND RESTATED SUPPLY AGREEMENT This Amendment No. 1 to Amended and Restated Supply Agreement (the “First Amendment”), effective as of December 31, 2023 (the “Amendment Effective Date”), is by and between ALCON RESEARCH, LLC (hereinafter referred to as “ALCON ”), and LIFECORE BIOMEDICAL, LLC, a Minnesota entity with its principal offices at 3515 Lyman Blvd., Chaska, Minnesota 55318 (hereinafter referred to as “SELLER”). W I T N E S S E T H: WHEREAS, ALCON and SELLER entered into an Amended and Restated Supply Arrangement effective as of May 3, 2023 (“Supply Agreement”); and WHEREAS, ALCON and SUPPLIER desire to amend the Supply Agreement to add a new provision regarding the potential purchase of certain equipment; NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements herein contained, it is mutually agreed as follows: 1. DEFINITIONS Unless otherwise defined herein, capitalized words in this First Amendment shall have the meaning attributed to them in the Supply Agreement. 2. OPTION TO PURCHASE EQUIPMENT. A new section 1.10 is hereby inserted into the Supply Agreement as follows: “1.10 Option to Purchase Filter Dryer. In furtherance of the Expanded Capacity Plan contemplated by Section 2.05 of this Agreement and in satisfaction of SELLER’s and ALCON’s obligations with respect thereto, SELLER has proposed the acquisition of a new SELLER- specified filter dryer for the production of [* * *] (a “Filter Dryer”) to expand its capacity to produce [* * *], which is currently expected to cost approximately $[* * *] to acquire and place in service. Notwithstanding Section 1.07 of this Agreement or any other agreement in effect between ALCON and SELLER, ALCON is hereby granted the [* * *] option (the “Option”), exercisable upon written notice to SELLER on or before [* * *] (the “Option Period”), for ALCON or its affiliates, in their sole discretion, to elect to purchase a Filter Dryer for use by SELLER to support expansion of [* * *] production capacity for ALCON (the “ALCON Filter Dryer”), which shall include ALCON’s right to approve all equipment and expenses necessary to place the ALCON Filter Dryer in service, which shall mean all activities necessary to arrange for the purchase, installation at SELLER’s facility, validation, qualification and all other activities necessary to comply with GMP requirements to commercially manufacture the

2 Ingredients. Upon ALCON’S exercise of the Option, entry into definitive purchase documentation in form and substance reasonably satisfactory to ALCON and SELLER, and payment in full by ALCON of all associated costs to acquire and place the ALCON Filter Dryer in service at SELLER’s facility: (a) The ALCON Filter Dryer will be deemed ALCON Equipment under this Agreement. The ALCON Equipment shall be the sole property of ALCON, and SELLER shall use the ALCON Equipment solely and exclusively for manufacturing the Ingredients for ALCON under this Agreement, unless ALCON specifically consents in writing to SELLER’s other use. SELLER shall store and handle the ALCON Equipment in accordance with this Agreement and all Applicable Laws. SELLER will perform and pay for the cost of routine maintenance on the ALCON Equipment. ALCON shall pay for the cost of major repairs or replacing the ALCON Equipment due to normal wear and tear or defects in the ALCON Equipment. In no event shall ALCON be responsible for the cost of maintenance or repairs to ALCON Equipment where such maintenance or repairs are made necessary by SELLER’s misuse, improper maintenance, negligence, or willful misconduct. SELLER shall take such actions as are reasonably necessary to protect the ALCON Equipment located at SELLER’s Facility from damage, destruction, deterioration or other harm. SELLER shall label the ALCON Equipment to identify ALCON as the owner of the ALCON Equipment, and SELLER agrees not to remove or obstruct such label. SELLER shall not remove or permit the removal of ALCON Equipment without ALCON’s prior written consent. Upon termination of this Agreement by either party or expiration of this Agreement, ALCON, at its option, may remove the ALCON Equipment at its expense. Equipment Title and any applicable equipment warranties to the ALCON Equipment at all times will remain with ALCON, unless ALCON elects not to remove the ALCON Equipment upon termination or expiration of this Agreement, in which case ALCON shall transfer title of such ALCON Equipment and related warranties to SELLER. ALCON will be responsible for cleaning and sterilizing any ALCON Equipment that is transported between the SELLER’s Facility and other locations designated by ALCON and for the risk of loss or damage to that ALCON Equipment after it leaves the SELLER Facility. SELLER shall obtain and maintain during the term hereof all government and regulatory authority licenses, permits, registrations, and approvals required in order to operate the ALCON Filter Dryer pursuant to the terms hereof. (b) The applicable annual [* * *] Binding Committed Capacity set forth on Exhibit B shall be amended, beginning in [* * *], to be the greater of (i) [* * *] kilograms of [* * *] and (ii) the amount of [* * *] that can be produced based on [* * *]% of SELLER’s existing Filter Dryer’s capacity at that time (the “Specified Dryer Capacity”). SELLER shall use the ALCON Filter Dryer only to the extent that SELLER needs to meet ALCON’s Purchase Orders under the Supply Agreement in excess of the Specified Dryer Capacity.

3 (c) Following placement into service of the ALCON Filter Dryer, SELLER will sell only to any customer not participating in the manufacture, use, distribution or sale of [* * *] any of the [* * *] (d) Following placement into service of the ALCON Filter Dryer, ALCON commits to purchase equal to or in excess of [* * *]% of ALCON’s global annual requirements for [* * *] Ingredients from SELLER. During the Option Period, SELLER shall not purchase or install any Filter Dryer without the prior written consent of ALCON, which consent shall not be unreasonably withheld, conditioned or delayed. 3. INTEGRATION Except for the sections of the Supply Agreement specifically amended herein, all terms and conditions of the Supply Agreement remain and shall remain in full force and effect. This First Amendment shall hereafter be incorporated into and deemed part of the Supply Agreement and any future reference to the Supply Agreement shall include the terms and conditions of this First Amendment. [Signatures on next page]

[Signature page to First Amendment] IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their duly authorized representative. ALCON RESEARCH, LLC By: ____________________________ Name: __________________________ Title: ___________________________ Date: ___________________________ LIFECORE BIOMEDICAL, LLC By: ____________________________ Name: __________________________ Title: ___________________________ Date: ___________________________